Morgan Stanley Dean Witter Municipal Income Trust III    Two World Trade Center,
Letter to the Shareholders February 29, 2000            New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion into the new year with strong growth sustaining full employment. Rising commodity prices, led by oil, which moved above $30 per barrel, heightened concern about inflation. The Federal Reserve Board reacted by raising the federal funds rate by 25 basis points in February and March. This marked the fourth and fifth times in less than a year that the central bank has increased short-term rates. Economic growth and a less accommodative monetary policy caused long-term interest rates to rise throughout 1999 and into January 2000. In February, the U.S. Treasury announced its plan to use the federal budget surplus to retire debt, precipitating a rally in long Treasury securities.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began 1999 near a record low yield of 5.05 percent, but increased to 5.97 percent by year-end. This index reached a high of
6.18 percent in January 2000 before closing February at 6.04 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly. For the 1999 calendar year the increase in the index yield translated into a 13 percent price decline for a generic insured-municipal bond with a 30-year maturity.

The ratio of municipal yields as a percentage of Treasury yields has been used historically as a measure of relative value. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. The increase in the ratio from 92 percent at the beginning of 1999, to 98 percent in February 2000 is primarily attributed to the magnitude of the rally in long-term Treasuries. A rising yield ratio indicates weaker relative performance by municipals.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent. Refunding activity, the most

Morgan Stanley Dean Witter Municipal Income Trust III
Letter to the Shareholders February 29, 2000, continued

interest-rate-sensitive component of supply, was down more than 50 percent. In the first two months of this year, volume was 30 percent lower than the same period last year.





                         30-YEAR BOND YIELDS 1994-2000

           AAA                                       AAA
  Date     Ins     Tsy  % Relationship      Date     Ins    Tsy   % Relationship

12/31/93   5.40%  6.34%     85.17%        02/28/97   5.65   6.80     83.09%
01/31/94   5.40   6.24      86.54%        03/31/97   5.90   7.10     83.10%
02/28/94   5.80   6.66      87.09%        04/30/97   5.75   6.94     82.85%
03/31/94   6.40   7.09      90.27%        05/30/97   5.65   6.91     81.77%
04/29/94   6.35   7.32      86.75%        06/30/97   5.60   6.78     82.60%
05/31/94   6.25   7.43      84.12%        07/30/97   5.30   6.30     84.13%
06/30/94   6.50   7.61      85.41%        08/31/97   5.50   6.61     83.21%
07/29/94   6.25   7.39      84.57%        09/30/97   5.40   6.40     84.38%
08/31/94   6.30   7.45      84.56%        10/31/97   5.35   6.15     86.99%
09/30/94   6.55   7.81      83.87%        11/30/97   5.30   6.05     87.60%
10/31/94   6.75   7.96      84.80%        12/31/97   5.15   5.92     86.99%
11/30/94   7.00   8.00      87.50%        01/31/98   5.15   5.80     88.79%
12/30/94   6.75   7.88      85.66%        02/28/98   5.20   5.92     87.84%
01/31/95   6.40   7.70      83.12%        03/31/98   5.25   5.93     88.53%
02/28/95   6.15   7.44      82.66%        04/30/98   5.35   5.95     89.92%
03/31/95   6.15   7.43      82.77%        05/29/98   5.20   5.80     89.66%
04/28/95   6.20   7.34      84.47%        06/30/98   5.20   5.65     92.04%
05/31/95   5.80   6.66      87.09%        07/31/98   5.18   5.71     90.72%
06/30/95   6.10   6.62      92.15%        08/31/98   5.03   5.27     95.45%
07/31/95   6.10   6.86      88.92%        09/30/98   4.95   5.00     99.00%
08/31/95   6.00   6.66      90.09%        10/31/98   5.05   5.16     97.87%
09/29/95   5.95   6.48      91.82%        11/30/98   5.00   5.06     98.81%
10/31/95   5.75   6.33      90.84%        12/31/98   5.05   5.10     99.02%
11/30/95   5.50   6.14      89.58%        01/31/99   5.00   5.09     98.23%
12/29/95   5.35   5.94      90.07%        02/28/99   5.10   5.58     91.40%
01/31/96   5.40   6.03      89.55%        03/31/99   5.15   5.63     91.47%
02/29/96   5.60   6.46      86.69%        04/30/99   5.20   5.66     91.87%
03/29/96   5.85   6.66      87.84%        05/31/99   5.30   5.83     90.91%
04/30/96   5.95   6.89      86.36%        06/30/99   5.47   5.96     91.78%
05/31/96   6.05   6.99      86.55%        07/31/99   5.55   6.10     90.98%
06/28/96   5.90   6.89      85.63%        08/31/99   5.75   6.06     94.88%
07/31/96   5.85   6.97      83.93%        09/30/99   5.85   6.05     96.69%
08/30/96   5.90   7.11      82.98%        10/31/99   6.03   6.16     97.89%
09/30/96   5.70   6.93      82.25%        11/30/99   6.00   6.29     95.39%
10/31/96   5.65   6.64      85.09%        12/31/99   5.97   6.48     92.13%
11/29/96   5.50   6.35      86.61%        01/31/00   6.18   6.49     95.22%
12/31/96   5.60   6.63      84.46%        02/29/00   6.04   6.14     98.37%
01/31/97   5.70   6.79      83.95%

PERFORMANCE

The performance of Morgan Stanley Dean Witter Municipal Income Trust III (TFC) was affected by the higher-interest-rate environment outlined above. The Fund's net asset value (NAV) declined from $9.49 to $9.25 per share for the six-month period ended February 29, 2000. Based on this change, plus reinvestment of tax-free dividends totaling $0.23 per share and a long-term capital gain distribution of $0.02709 per share paid on December 17, 1999, the Fund's total NAV return was 0.67 percent. TFC's price on the New York Stock Exchange (NYSE) moved from $7.8125 to $7.625 per share during the same period. Based on this change, plus the reinvestment of distributions, TFC's total market return was
0.81 percent. As of February 29, 2000 TFC's share price was at a 17.6 percent discount to its NAV.

Morgan Stanley Dean Witter Municipal Income Trust III
Letter to the Shareholders February 29, 2000, continued

Monthly dividends for the first quarter of 2000, declared in January were unchanged at $0.0375 per share. The Fund's level of undistributed net investment income declined from $0.083 per share to $0.10 per share over the past six months.

PORTFOLIO STRUCTURE

The Fund's net assets of $55 million were diversified among 14 long-term sectors and 43 credits. At the end of February the portfolio's average maturity was 19 years and its average duration, a measure of sensitivity to interest rate changes was 8.7 years. The accompanying charts provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions by year and their respective cost
(book) yields are also charted.

LOOKING AHEAD

The Federal Reserve Board has expressed concern over prices and rising consumer wealth. It is anticipated that the central bank will continue to increase short-term interest rates in an effort to slow the economy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the 6-month period ended February 29, 2000, the Fund purchased and retired 213,600 shares of common stock at a weighted average market discount of 16.61 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Trust III and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo                    /s/ Mitchell M. Merin
--------------------------                    ---------------------
CHARLES A. FIUMEFREDDO                        MITCHELL M. MERIN
Chairman of the Board                         President

Morgan Stanley Dean Witter Municipal Income Trust III
Letter to the Shareholders February 29, 2000, continued


LARGEST SECTORS AS OF FEBRUARY 29, 2000
(% OF NET ASSETS)
[GRAPHIC OMITTED] (BAR CHART)

GENERAL OBLIGATION       16%
TRANSPORTATION           15%
HOSPITAL                 11%
MORTGAGE                 11%
WATER & SEWER            11%
ELECTRIC                  9%
IDR/PCR*                  5%
NURSING & HEALTH          5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF FEBRUARY 29, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)
[GRAPHIC OMITTED] (PIE CHART)

Aaa or AAA          54%
Aa or AA             6%
A or A              11%
Baa or BBB          11%
NR                  18%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.



                                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                               BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
                                               FEBRUARY 29, 2000

ALABAMA ......................  3.6%   IDAHO ........................  0.9%   NEVADA .......................  4.6%
CALIFORNIA ...................  8.8    INDIANA ......................  0.6    NEW YORK .....................  3.8
CONNECTICUT ..................  1.6    IOWA .........................  1.8    OHIO .........................  8.9
DISTRICT OF COLUMBIA .........  1.6    KENTUCKY .....................  7.1    PUERTO RICO ..................  2.8
FLORIDA ......................  5.9    LOUISIANA ....................  2.2    TEXAS ........................  7.1
GEORGIA ......................  1.5    MAINE ........................  0.4    UTAH .........................  1.9
HAWAII .......................  3.5    MASSACHUSETTS ................  6.4    VIRGINIA .....................  1.5
ILLINOIS .....................  8.2    MISSOURI .....................  5.9    WASHINGTON ...................  1.9
                                                                                                             ----
                                                                                        TOTAL .............. 92.5%
                                                                                                             ====

------------
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Municipal Income Trust III
Letter to the Shareholders February 29, 2000, continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                               FEBRUARY 29, 2000

[GRAPHIC OMITTED]
                                                        WEIGHTED AVERAGE
                                PERCENT CALLABLE*       CALL PROTECTION: 7 YEARS


    12%    2%     6%     0%     7%     18%    2%     11%    7%     17%    18%
   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010+

                              YEARS BONDS CALLABLE


                                                        WEIGHTED AVERAGE
                                COST (BOOK) YIELD**     BOOK YIELD: 6.45%

[GRAPHIC OMITTED]

   9.13%  5.42%  5.69%  0.00%  6.09%  6.06%  5.62%  6.08%  5.87%  5.66%  6.85%
   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009   2010+


*    % BASED ON LONG-TERM PORTFOLIO.

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND EARNED A BOOK YIELD OF 9.13% ON 12% OF THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2000.

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Dean Witter Municipal Income Trust III
Portfolio of Investments February 29, 2000 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                                 COUPON      MATURITY
 THOUSANDS                                                                                  RATE         DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (92.5%)
            General Obligation (15.5%)
 $  1,000   District of Columbia, Ser 1999 A (FSA) ........................................ 5.375%      06/01/24    $   894,790
    2,000   Florida Board of Education, Capital Outlay Refg Ser 1999 B (MBIA) ............. 4.50        06/01/24      1,582,480
    1,900   Hawaii, 1999 Ser CT (FSA) ..................................................... 5.875       09/01/16      1,915,010
    1,000   Massachusetts, 2000 Ser A ..................................................... 6.00        02/01/16      1,023,270
    1,000   New York City, New York, 1995 Ser D (MBIA) .................................... 6.20        02/01/07      1,057,700
    1,000   New York State, Refg Ser 1995 B ............................................... 5.70        08/15/10      1,016,970
    1,000   Washington, Ser 1994 A ........................................................ 5.80        09/01/08      1,023,940
 --------                                                                                                           -----------
    8,900                                                                                                             8,514,160
 --------                                                                                                           -----------
            Electric Revenue (8.7%)
    1,000   Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) ..... 5.75        01/01/15      1,009,770
    3,000   Southern California Public Power Authority, Mead-Adelanto 1994 Ser A
              (AMBAC) ..................................................................... 5.15        07/01/15      2,832,510
    1,000   Intermountain Power Agency, Utah, Refg 1997 Ser B (MBIA) ...................... 5.75        07/01/19        978,230
 --------                                                                                                           -----------
    5,000                                                                                                             4,820,510
 --------                                                                                                           -----------
            Hospital Revenue (10.9%)
    2,000   Birmingham-Carraway Special Care Facilities Financing Authority,
              Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee)* ................. 5.875       08/15/15      1,998,940
    1,000   Missouri Health & Educational Facilities Authority, SSM Health Care
              Ser 1998 A (MBIA) ........................................................... 5.00        06/01/22        860,400
    1,000   University of Missouri, Health Ser 1996 A (AMBAC) ............................. 5.50        11/01/16        957,830
    2,000   Henderson, Nevada, Catholic Health West 1998 Ser A ............................ 5.375       07/01/26      1,512,400
      700   Akron Bath & Copley Joint Township Hospital District, Ohio,
            Summa Health Ser 1992 A ....................................................... 6.25        11/15/07        691,096
 --------                                                                                                           -----------
    6,700                                                                                                             6,020,666
 --------                                                                                                           -----------
            Industrial Development/Pollution Control Revenue (5.4%)
    1,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMBAC) ............... 6.30        12/01/14      1,032,830
    1,000   Alliance Airport Authority, Texas, AMR Corp Ser 1990 (AMT) .................... 7.50        12/01/29      1,016,170
    1,000   Dallas-Fort Worth International Airport Facility Improvement Corporation,
            Texas, American Airlines Inc Ser 1995 ......................................... 6.00        11/01/14        940,470
 --------                                                                                                           -----------
    3,000                                                                                                             2,989,470
 --------                                                                                                           -----------
            Mortgage Revenue - Multi-Family (1.6%)
      860   Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT)
 --------   (AMBAC) ....................................................................... 6.60        07/01/14        886,789
                                                                                                                    -----------
            Mortgage Revenue - Single Family (9.8%)
       35   Hawaii Housing Finance & Development Corporation, Purchase
              Ser 1989 A (AMT) ............................................................ 7.80        07/01/29         35,388
      485   Idaho Housing Agency, Ser 1988 D-2 (AMT) ...................................... 8.25        01/01/20        489,360
    1,189   Saint Tammany Public Trust Finance Authority, Louisiana, Refg Ser 1990 B        7.25        07/25/11      1,217,232
      240   Maine Housing Authority, Purchase 1990 Ser A-4 (AMT) .......................... 6.40        11/15/23        240,434
      480   Missouri Housing Development Commission, Homeownership
              GNMA/FNMA Backed 1998 Ser B-2 (AMT) ......................................... 6.40        03/01/29        480,374

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Municipal Income Trust III
Portfolio of Investments February 29, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                                 COUPON     MATURITY
 THOUSANDS                                                                                  RATE        DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------------

 $  2,985   Ohio Housing Finance Agency, Residential GNMA-Collateralized
              1996 Ser B-2 (AMT) ......................................................   6.10 %     09/01/28    $ 2,872,078
            Utah Housing Finance Agency,
       35     Ser 1991 Issue A-2 (AMT) ................................................   7.75       01/01/23         35,297
       55     Ser 1991 Issue B-2 (AMT) ................................................   7.75       01/01/23         56,025
 --------                                                                                                        -----------
    5,504                                                                                                          5,426,188
 --------                                                                                                        -----------
            Nursing & Health Related Facilities Revenue (5.3%)
      935   Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990 ..............................  10.25       01/01/20        964,256
    1,880   Lexington-Fayette Urban County Government, Kentucky,
            AHF/Kentucky-Iowa Inc Ser 1990 ............................................  10.25       01/01/20      1,938,788
 --------                                                                                                        -----------
    2,815                                                                                                          2,903,044
 --------                                                                                                        -----------
            Public Facilities Revenue (0.6%)
    1,000   Marion County Convention & Recreational Facilities Authority, Indiana,
 --------     Excise Tax Sub Ser 1997 A (MBIA) ........................................   0.00       06/01/17        351,020
                                                                                                                 -----------
            Recreational Facilities Revenue (3.4%)
    1,000   Mashantucket (Western) Pequot Tribe, Connecticut, Special 1997 Ser B ......   5.75       09/01/27        885,560
    1,000   American National Fish & Wildlife Museum District, Missouri, Ser 1999 .....   7.00       09/01/19        962,030
 --------                                                                                                        -----------
    2,000                                                                                                          1,847,590
 --------                                                                                                        -----------
            Tax Allocation Revenue (1.4%)
      700   Hodgkins, Illinois, Ser 1991 ..............................................   9.50       12/01/09        764,505
 --------                                                                                                        -----------
            Transportation Facilities Revenue (15.4%)
    1,000   Chicago, Illinois, Midway Airport Ser 1998 A (AMT) (MBIA) .................   5.125      01/01/35        818,390
    2,120   Southwestern Development Authority, Illinois, Tri-City Regional Port
              District Ser 1989 A (AMT) (a) ...........................................   7.90       07/01/14      2,164,160
    2,000   Kentucky Turnpike Authority, Economic Development Road Revitalization
              Refg Ser 1995 (AMBAC) ...................................................   5.625      07/01/15      1,982,600
    2,000   Puerto Rico Highway & Transportation Authority, 1998 Ser A ................   4.75       07/01/38      1,562,820
    2,000   Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA) .................   6.125      11/15/25      1,973,020
 --------                                                                                                        -----------
    9,120                                                                                                          8,500,990
 --------                                                                                                        -----------
            Water & Sewer Revenue (11.3%)
    2,000   Lee County, Florida, Water & Sewer 1999 Ser A (AMBAC) .....................   4.75       10/01/23      1,660,180
    1,000   Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ..................   4.75       01/01/28        808,220
            Massachusetts Water Resources Authority,
    1,000     2000 Ser A (FGIC) WI ....................................................   6.125      08/01/11      1,065,990
      595     1993 Ser C ..............................................................   5.25       12/01/20        532,632
    1,300   Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA) .........   5.75       12/01/17      1,299,870
    1,000   Loudoun County Sanitation Authority, Virginia, Ser 1998 (MBIA) ............   4.75       01/01/21        834,650
 --------                                                                                                        -----------
    6,895                                                                                                          6,201,542
 --------                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Municipal Income Trust III
Portfolio of Investments February 29, 2000 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                          COUPON       MATURITY
 THOUSANDS                                                                           RATE          DATE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
             Other Revenue (1.8%)
 $  1,000    Pasadena, California, Refg & Cap 1992 COPs .......................  5.75 %         01/01/13    $ 1,006,060
 --------                                                                                                   -----------
             Refunded (1.4%)
      720    Illinois Health Facilities Authority, Glen Oaks Medical Center Inc
 --------    Refg 1990 Ser D (ETM) ............................................  9.50           11/15/15        761,198
                                                                                                            -----------
 $54,214   TOTAL INVESTMENTS (Identified Cost $52,003,633) (b) .......................             92.5%     50,993,732
 =======
           OTHER ASSETS IN EXCESS OF LIABILITIES .....................................               7.5      4,117,479
                                                                                                  -----     -----------
           NET ASSETS ................................................................            100.0%    $55,111,211
                                                                                                  =====     ===========

---------------
AMT         Alternative Minimum Tax.
COPs        Certificates of Participation.
ETM         Escrowed to maturity.
WI          Security purchased on a "when-issued" basis.
*           This security is segregated in connection with the purchase of
            "when-issued" securities.
(a)         Resale is restricted to qualified institutional investors.
(b)         The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $808,689 and the aggregate gross unrealized depreciation is $1,818,590, resulting in net unrealized depreciation of $1,009,901.

Bond Insurance:
---------------
AMBAC       AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of AMBAC
            Assurance Corporation.
FGIC        Financial Guaranty Insurance Company.
FSA         Financial Security Assurance Inc.
MBIA        Municipal Bond Investors Assurance Corporation.


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Municipal Income Trust III
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000 (unaudited)


ASSETS:

Investments in securities, at value
   (identified cost $52,003,633)....................   $50,993,732
Cash ...............................................     2,115,599
Receivable for:
     Investments sold ..............................     2,403,490
     Interest ......................................       761,904
Prepaid expenses and other assets ..................         6,796
                                                       -----------
     TOTAL ASSETS ..................................    56,281,521
                                                       -----------

LIABILITIES:
Payable for:
     Investment purchased ..........................     1,064,484
     Investment advisory fee .......................        19,234
     Shares of beneficial interest repurchased......        18,491
     Administration fee ............................        12,021
Accrued expenses and other payables ................        56,080
                                                       -----------
     TOTAL LIABILITIES .............................     1,170,310
                                                       -----------
     NET ASSETS ....................................   $55,111,211
                                                       ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital ....................................   $55,721,192
Net unrealized depreciation ........................    (1,009,901)
Accumulated undistributed net investment
   income ..........................................       595,691
Accumulated net realized loss ......................      (195,771)
                                                       -----------
     NET ASSETS ....................................   $55,111,211
                                                       ===========
NET ASSET VALUE PER SHARE,
   5,954,886 shares outstanding
   (unlimited shares authorized $.01 par value).....   $      9.25
                                                       ===========

STATEMENT OF OPERATIONS
For the six months ended February 29, 2000 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $  1,698,936
                                                  ------------
EXPENSES
Investment advisory fee .......................        112,612
Administration fee ............................         70,382
Professional fees .............................         19,984
Shareholder reports and notices ...............         14,726
Registration fees .............................         13,941
Transfer agent fees and expenses ..............          9,583
Trustees' fees and expenses ...................          3,910
Custodian fees ................................          3,271
Other .........................................          4,299
                                                  ------------
     TOTAL EXPENSES ...........................        252,708
Less: expense offset ..........................         (3,266)
                                                  ------------
     NET EXPENSES .............................        249,442
                                                  ------------
     NET INVESTMENT INCOME ....................      1,449,494
                                                  ------------
NET REALIZED AND UNREALIZED LOSS:

Net realized loss .............................       (195,769)
Net change in unrealized appreciation .........     (1,499,256)
                                                  ------------
     NET LOSS .................................     (1,695,025)
                                                  ------------
NET DECREASE ..................................   $   (245,531)
                                                  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Municipal Income Trust III
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                           FOR THE SIX         FOR THE YEAR
                                                           MONTHS ENDED            ENDED
                                                        FEBRUARY 29, 2000     AUGUST 31, 1999
----------------------------------------------------------------------------------------------
                                                          (unaudited)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income ..............................      $  1,449,494         $  3,000,218
Net realized gain (loss) ...........................          (195,769)              73,188
Net change in unrealized appreciation ..............        (1,499,256)          (3,936,636)
                                                          ------------         ------------
   NET DECREASE ....................................          (245,531)            (863,230)
                                                          ------------         ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income ..............................        (1,367,107)          (2,853,918)
Net realized gain ..................................          (164,605)            (397,258)
                                                          ------------         ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...............        (1,531,712)          (3,251,176)
                                                          ------------         ------------
Decrease from transactions in shares of beneficial
  interest .........................................        (1,652,733)          (1,395,828)
                                                          ------------         ------------
   NET DECREASE ....................................        (3,429,976)          (5,510,234)

NET ASSETS:
Beginning of period ................................        58,541,187           64,051,424
                                                          ------------         ------------
   END OF PERIOD
   (Including undistributed net investment income of
   $595,691 and 513,304, respectively)..............      $ 55,111,211         $ 58,541,190
                                                          ============         ============

Morgan Stanley Dean Witter Municipal Income Trust III
Notes to Financial Statements February 29, 2000 (unaudited)

1.  ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 26, 1989 and commenced operations on October 5, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Dean Witter Municipal Income Trust III
Notes to Financial Statements February 29, 2000 (unaudited) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.40% to the portion of weekly net assets not exceeding $250 million and 0.30% to the portion of weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Advisor pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Advisor.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. ("the Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.25% to the portion of weekly net assets not exceeding $250 million; 0.20% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Morgan Stanley Dean Witter Municipal Income Trust III
Notes to Financial Statements February 29, 2000 (unaudited) continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 29, 2000, aggregated $7,316,839, and $6,553,266, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At February 29, 2000 the Fund had transfer agent fees and expenses payable of approximately $3,200.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                                                               CAPITAL PAID
                                                                                               PAR VALUE       IN EXCESS OF
                                                                                 SHARES        OF SHARES        PAR VALUE
                                                                             -------------   -------------   ---------------
Balance, August 31, 1998 .................................................     6,331,486       $ 63,315       $ 58,706,438
Treasury shares purchased and retired (weighted average discount 13.05%)*       (163,000)        (1,630)        (1,394,198)
                                                                               ---------       --------       ------------
Balance, August 31, 1999 .................................................     6,168,486         61,685         57,312,240
Treasury shares purchased and retired (weighted average discount 16.61%)*       (213,600)        (2,136)        (1,650,597)
                                                                               ---------       --------       ------------
Balance, February 29, 2000 ...............................................     5,954,886       $ 59,549       $ 55,661,643
                                                                               =========       ========       ============

------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

The Fund declared the following dividend from net investment income:


      DECLARATION           AMOUNT          RECORD           PAYABLE
         DATE             PER SHARE          DATE              DATE

----------------------   -----------   ---------------   ---------------
   December 28, 1999     $ 0.0375      March 3, 2000     March 17, 2000
      March 28, 2000     $ 0.0375      April 7, 2000     April 20, 2000
      March 28, 2000     $ 0.0375        May 5, 2000       May 19, 2000
      March 28, 2000     $ 0.0375       June 9, 2000      June 23, 2000


Morgan Stanley Dean Witter Municipal Income Trust III
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                           FOR THE SIX
                                                          MONTHS ENDED
                                                        FEBRUARY 29, 2000
                                                        -----------------
                                                           (unaudited)

SELECTED PER SHARE DATA:
Net asset value, beginning of period .................     $9.49
                                                           -----
Income (loss) from investment operations:

 Net investment income ...............................      0.25
 Net realized and unrealized gain (loss) .............     (0.28)
                                                           -----
Total income (loss) from investment operations .......     (0.03)
                                                           -----
Less dividends and distributions from:

 Net investment income ...............................     (0.23)
 Net realized gain ...................................     (0.03)
                                                           -----
Total dividends and distributions ....................     (0.26)
                                                           -----
Anti-dilutive effect of acquiring treasury shares ....      0.05
                                                           -----
Net asset value, end of period .......................     $9.25
                                                           =====
Market value, end of period ..........................    $7.625
                                                           =====
TOTAL RETURN + .......................................      0.81%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................      0.90%(2)(3)
Net investment income ................................      5.15%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..............   $55,111
Portfolio turnover rate ..............................        12%(1)




                                                                         FOR THE YEAR ENDED AUGUST 31*
                                                       -----------------------------------------------------------------
                                                         1999           1998          1997       1996       1995
--------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .................  $10.12          $9.87        $ 9.75     $ 9.91       $9.81
                                                        ------          -----        ------     ------       -----
Income (loss) from investment operations:
 Net investment income ...............................    0.48           0.51          0.53       0.56        0.60
 Net realized and unrealized gain (loss) .............   (0.62)          0.29          0.19      (0.09)       0.11
                                                        ------          -----        ------     ------       -----
Total income (loss) from investment operations .......   (0.14)          0.80          0.72       0.47        0.71
                                                        ------          -----        ------     ------       -----
Less dividends and distributions from:

 Net investment income ...............................   (0.46)         (0.52)        (0.58)     (0.59)      (0.54)
 Net realized gain ...................................   (0.06)         (0.03)        (0.02)     (0.04)      (0.07)
                                                        ------          -----        ------     ------       -----
Total dividends and distributions ....................   (0.52)         (0.55)        (0.60)     (0.63)      (0.61)
                                                        ------          -----        ------     ------       -----
Anti-dilutive effect of acquiring treasury shares ....    0.03              -             -          -           -
                                                        ------          -----        ------     ------       -----
Net asset value, end of period .......................   $9.49         $10.12         $9.87      $9.75       $9.91
                                                        ======          =====        ======     ======       =====
Market value, end of period ..........................  $7.813         $9.188         $9.50     $9.875      $8.875
                                                        ======          =====        ======     ======       =====
TOTAL RETURN + .......................................   (9.78)%         2.50%         2.57%     18.83%       5.71%

RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................    0.90 %(3)      0.90%         0.91%      0.91%       0.94%
Net investment income ................................    4.81 %         5.07%         5.41%      5.61%       6.24%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands .............. $58,541        $64,051       $62,970    $62,297     $63,515
Portfolio turnover rate ..............................      22 %           29%            4%        17%         22%

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Dean Witter Municipal Income Trust III
Revised Investment Policy

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Municipal Income Trust III (the "Fund") approved an investment policy whereby the Fund would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligations is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

TRUSTEES
----------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------------------
Morgan Stanely Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.



MORGAN STANLEY
DEAN WITTER
MUNICIPAL
INCOME TRUST III




[GRAPHIC OMITTED]


SEMIANNUAL REPORT
FEBRUARY 29, 2000